Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned, (a) in our capacity as directors of Essex Property Trust, Inc., a Maryland corporation (the “Company”), and (b) as directors of the Company in its capacity as the general partner of Essex Portfolio, L.P., a California limited partnership (the “Operating Partnership”), do hereby constitute and appoint Angela L. Kleiman and Barbara Pak, and each of them, our true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution and full power to act without the other, for her or his and in her or his name, place and stead, in any and all capacities, to sign on my behalf in my capacity as a director of the Company (i) a universal shelf registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), to be filed in connection with the expiration of the universal shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on September 24, 2021 (File No. 333-259777), or other appropriate form for the registration of securities by the Company and the Operating Partnership to be offered from time to time pursuant to Rule 415 under the Securities Act, and (ii) any amendment or post-effective amendment to such registration statement, in each case, in such form as they or any one of them may approve.

I hereby grant to each such attorney full power and authority to do and perform each and every act necessary to be done in order to effectuate the actions stated above as fully as I might do in person.  I hereby revoke any or all prior appoints of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

This Power of Attorney may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SIGNATURE	DATE

/s/ George M. Marcus	August 5, 2024
George M. Marcus

/s/ John Arabia	August 5, 2024
John V. Arabia

/s/ Keith R. Guericke	August 5, 2024
Keith R. Guericke

/s/ Anne B. Gust	August 5, 2024
Anne B. Gust

/s/ Maria R. Hawthorne	August 5, 2024
Maria R. Hawthorne

/s/ Amal M. Johnson	August 5, 2024
Amal M. Johnson

/s/ Mary Kasaris	August 5, 2024
Mary Kasaris

/s/ Angela L. Kleiman	August 5, 2024
Angela L. Kleiman

/s/ Irving F. Lyons, III	August 5, 2024
Irving F. Lyons, III